UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23684

US MORTGAGE-BACKED & INCOME FUND FOR PUERTO RICO RESIDENTS, INC.

(Exact name of registrant as specified in charter)

American International Plaza Building - Tenth Floor

250 Muñoz Rivera Avenue

San Juan, Puerto Rico 00918

(Address of principal executive offices)(Zip code)

Liana Loyola

Secretary

American International Plaza Building - Tenth Floor

250 Muñoz Rivera Avenue

San Juan, Puerto Rico 00918

(Name and Address of Agent for Service)

Copy to:

Alexandre-Cyril Manz

------------------------------------

Alexandre-Cyril Manz

UBS Financial Services Incorporated of Puerto Rico

American International Plaza Building - Tenth Floor

250 Muñoz Rivera Avenue

San Juan, Puerto Rico 00918

Registrant’s telephone number, including area code: (787) 250-3600

Date of fiscal year end: September 30

Date of reporting period: October 1, 2021 through March 31, 2022

Item 1. Report to Stockholders.

(a)        The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”):

2022 SEMI-ANNUAL REPORT

Beginning on January 1, 2022, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically. If you own these shares through a financial intermediary, you may contact your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the fund complex or your financial intermediary.

LETTER TO SHAREHOLDERS

Dear Shareholders:

The U.S. Mortgage-Backed & Income Fund for Puerto Rico Residents, Inc. (formerly known as Puerto Rico Mortgage-Backed & U.S. Government Securities Fund, Inc. and hereinafter referred to as the “Fund”) is pleased to present the Letter to Shareholders for the period from October 1, 2021 to March 31, 2022.

The performance of the Fund during the period was driven by three major events: (1) the beginning of a tightening cycle by the Federal Reserve in March 2022, (2) the invasion of Ukraine by Russia in February 2022, and (3) to a lesser extent, the restructuring of the Puerto Rico debt in March 2022.

At its December 2021 meeting, the Federal Reserve Board (“Fed”) modified its assessment of inflation, removing the word temporary from the assessment and signaling the beginning of a tightening cycle. This guidance was followed up by additional comments on the impact of supply disruptions and the continued increase in employment. At is March 2022 meeting the Fed raised short-term interest rates for the first time since the start of the Covid-19 pandemic in 2020. The market expects six additional 0.25% increases for the remaining of 2022 with the potential for more aggressive hikes.

After weeks of tense negotiations, in February 2022, Russia invaded Ukraine. The initial market reaction was a flight to quality trade with equity markets decreasing and sovereign yields on U.S. Treasuries, German bonds and other developed countries decreasing. Since Russia is a major exporter of oil and natural gas, prices shot up; the price of oil, for example, increased above $100 a barrel. European Countries and the U.S. reacted by placing severe economic sanctions on the Russian Government and many of its closest oligarchs.

As the invasion continued to unfold, markets turned their attention to the potential inflationary pressures of high oil, gas and other commodities prices. Additional supply chain disruptions are possible in other sectors of the world economy. Markets have reversed course, equity markets recovered most of their losses and interest rates increased across the yield curve. However, risks remain elevated and volatility is high.

The effect of these events was a sharp flattening of the yield curve. The yield of the two-year note increased 2.00% from 0.28% to 2.28%. The yield of the ten-year note increased 0.80%, from 1.52% at the beginning of the period to 2.32% at the end of the period. Thus, the yield curve flattened 1.20% during the period.

In Puerto Rico, the Tittle III Federal Court re-structuring plan for most of the Commonwealth’s remaining debt became effective on March 15, 2022. This plan included the General Obligations and Public Building Authority debt, the Highway

1

and Transportation Authority, Pension Obligation Bonds and several other smaller agencies. The Electric and Power Authority is the last remaining agency; the Commonwealth rejected the proposed re-structuring and the court mandated mediation. Please refer to the Management Discussion section for details on the impact on the Fund of the re-structuring of the Puerto Rico bond holdings.

The combination of higher inflation, a flatter yield curve, the start of a monetary tightening cycle, and the continued elevated geopolitical risks present a challenging environment for the management of the Fund. Notwithstanding, the Investment Adviser remains committed to looking for investment opportunities within the allowed parameters while providing professional management services to the Fund for the benefit of its shareholders

Sincerely,

Leslie Highley, Jr.

Managing Director for the

UBS Asset Managers of Puerto Rico,

a division of UBS Trust Company of

Puerto Rico, as Investment Adviser

2

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

REGISTRATION UNDER THE INVESTMENT COMPANIES ACT OF 1940

The Fund is a non-diversified, closed-end management investment company organized under the laws of the Commonwealth of Puerto Rico (“Puerto Rico”) and registered as an investment company under the U.S. Investment Company Act of 1940, as amended (the “1940 Act”). , as of May 14, 2021. Prior thereto, it was registered under the Puerto Rico Investment Companies Act of 1954, as amended.

On May 24, 2018, the Economic Growth, Regulatory Relief, and Consumer Protection Act (Pub. L. No. 115-174) was signed into law and amended the 1940 Act, to repeal the exemption from its registration of investment companies created under the laws of Puerto Rico, the U.S. Virgin Islands, or any other U.S. possession under Section 6(a)(1) thereof. The repeal of the exemption took effect on May 24, 2021. Upon the Fund’s registration under the 1940 Act, it must now register its future offerings of securities under the U.S. Securities Act of 1933, as amended, absent any available exception. In connection with the process required for registration of the Fund’s securities, it was required to change its corporate name and implement certain operational changes including, without limitation, a reduction in the types and/or amount of leverage, as well as a prohibition against engaging in principal transactions with affiliates. The Fund also suspended its current offerings of securities, pending its registration under the U.S. Securities Act of 1933, as amended, absent an applicable exception.

FUND PERFORMANCE*

The following table shows performance for the period from October 1, 2021 to March 31, 2022:

Six-Month Period
Based on market price	(23.44)%
Based on net asset value (“NAV”)	0.53%

Past performance is not predictive of future results. Performance calculations do not reflect any deduction of taxes that a shareholder may have to pay on Fund distributions or any commissions payable on the sale of Fund shares.

The following table provides summary data on the Fund’s dividends, NAV and market prices for the period from October 1, 2021 to March 31, 2022:

*	The following discussion contains financial terms that are defined in the attached Glossary of Fund Terms.

3

Dividend yield-based on market at period-end	2.73%
Dividend yield based on NAV at period-end	1.62%

NAV as of March 31, 2022	$2.78
Market Price as of March 31, 2022	$1.65
Premium (discount) to NAV	(40.7%)

The Fund seeks to pay monthly dividends out of its net investment income. To permit the Fund to maintain a more stable monthly dividend, the Fund may pay dividends that are more or less than the amount of net income earned during the period. The dividend payments during the period included undistributed accumulated earnings from prior periods. In prior years, the Fund disclosed the yield based on the initial $10 offering price of October 20041. With this report, the Fund is transitioning to disclosures using current values, to align with industry practice. The basis of the distributions is the Fund’s net investment income for tax purposes. See Note 8 to the Financial Statements for a reconciliation of book and tax income and the dividend payment.

The Fund’s investment portfolio is comprised of four major investment classes consisting of Puerto Rico municipal bonds, Mortgage-Backed Securities, U.S. Government agency and U. S. municipal securities. Many of the U.S. Agency bonds and the PR and U.S. municipal bonds have call dates prior to maturity. The effective duration of the Puerto Rico mortgage-backed securities (whose durations depend on the prepayment of the underlying mortgages). The Investment Adviser considers numerous characteristics of each asset class, including duration, in an effort to meet the Fund’s investment objective. The final maturities of the portfolio are included in the Schedule of Investments that forms part of the accompanying financial statements.

Figure 1 below reflects the breakdown of the investment portfolio as of March 31, 2022. For details of the security categories below, please refer to the enclosed Schedule of Investments.

[1]	For comparison purposes, the dividend yield based on the $10 offering price is 0.45%.

4

The largest Puerto Rico bond holdings, representing 64.34% of the portfolio, are Mortgage-Backed Securities (“MBS”), most of which are issued and guaranteed by U.S. Agencies. The balance of the MBS decreased during the period based on the repayments of the underlying mortgages. The valuation of the MBS also decreased as a result of the increase in yields during the period.

The second largest Puerto Rico securities holdings, representing 14.43% of the portfolio, are the newly-issued Puerto Rico Sales Tax Financing Corporation (“COFINA”) bonds. The newly exchanged bonds are secured by 53.65% of the pledged sales and use tax through 2058, which amount to $420 million for fiscal year 2019, and increase by 4% each year thereafter, capping out at $992.5 million in fiscal year 2041. The bonds debt service reserve was fully funded during October 2021. During the period, the valuation of the bonds decreased as a result of the increase in yields of fixed income securities.

The most recent Plan of Adjustment (the “Plan of Adjustment”), which restructured most of the debt of the Commonwealth of Puerto Rico (the “Commonwealth”) remaining in the Title III process of the Puerto Rico Oversight, Management, and Economic Stability Act (“PROMESA”) and which included Pension Obligation Bonds issued by the Employees Retirement System of the Government of the Commonwealth of Puerto Rico (“ERS,” and the “ERS Bonds”) and are a substantial Fund holding, was approved by the U.S. Federal District Court on January 18, 2022. The Plan of Adjustment was subsequently declared effective and consummated on March 15, 2022. The Plan of Adjustment incorporated the stipulation executed on April 2, 2021 between the Financial Oversight and Management Board for Puerto Rico (the “Oversight Board”) and certain holders of ERS Bonds (the “ERS Stipulation”), which resolved the claims of the ERS bondholders and stayed all pending litigation pertaining to the ERS Bonds.

5

Under the ERS Stipulation, the holders of allowed claims on the ERS Bonds received a total of $373 million in cash in settlement of their claims in respect of the ERS Bonds. They were also granted an interest in a trust holding a private equity portfolio owned by ERS (the “ERS Trust”). The Commonwealth has the option to purchase assets of the ERS Trust for $70.75 million and if it fails to do so, the holders of ERS Bonds will have the option to purchase these assets. If neither option is exercised by April 10, 2023, the Commonwealth will be required to purchase the assets of the ERS Trust for $70.75 million, which amount will then be distributed to the holders of allowed claims on the ERS Bonds. In addition, the holders of ERS Bonds who were parties to the ERS Stipulation (which includes the Fund) also received their pro rata share of $75 million in consummation costs in connection with the negotiation and execution of the ERS Stipulation. The Fund recognized its pro-rata share of the Private Equity Portfolio as a Plan of Adjustment receivable amounting to $376,894. The Fund did not own any other bonds re-structured in the plan.

The U.S. portfolio is composed of U.S. agencies and U.S. municipal bonds. The U.S. Agencies represent 14.34% of the portfolio, the U.S. municipal bonds 6.89%. During the period there was a call on $10 million U.S. Agency. The proceeds were used to pay leverage. The remaining U.S. Agency and U.S. municipal bonds decreased in value based on the increase in yields during the period. The rating of the Illinois General Obligation Bonds was upgraded during the period.

The NAV of the Fund decreased $0.03 during the period from $2.81 at the beginning of the period to $2.78 at end of the period. As discussed above, most of the portfolio decreased in value based on the increase in yields of fixed income securities. The ERS assets increased in value once the Fund received the full value of the stipulated payments. The proceeds of approximately $2.9 million were held in cash at the end of the year. At period-end the Fund indicated market value was a 40.7% discount to its NAV, an increase from a discount of 22.1% in September 2021.

FUND HOLDINGS SUMMARIES

The following tables show the allocation of the portfolio using various metrics as of the end of the period. It should not be construed as a measure of performance for the Fund itself. The portfolio is actively managed, and holdings are subject to change.

Portfolio Composition
(% of Total Portfolio)
Sales and Use Tax	14.43%
U.S. Agencies	14.34%
General Obligations	6.89%
Mortgage Certificates	2.12%
Mortgage-Backed Securities	62.22%

Total	100.00%

Geographic Allocation
(% of Total Portfolio)
Puerto Rico	78.77%
U.S.	21.23%

Total	100.00%

The following table shows the ratings of the Fund’s portfolio as of March 31, 2022. The ratings used are the highest rating given by one of the three nationally recognized

6

rating agencies, Fitch Ratings (“Fitch”), Moody’s Investors Service (“Moody’s”), and S&P Global Ratings (“S&P”). Ratings are subject to change.

Rating (% of Total Portfolio)	Percent
AAA	71.85%
BBB	6.89%
Below BBB	6.83%
Not Rated	14.43%

Total	100.00%

The Not-Rated category is comprised of 14.43% of the newly-issued COFINA bonds issued in 2019. The bonds were issued without a rating from any of the agencies pending a determination by the Board of Directors of COFINA on the appropriate timing to apply for such rating. As of March 31, 2022, the COFINA Board had not applied for a rating.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy and is not provided in a fiduciary capacity. The information provided does not consider the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors. The views expressed herein are those of the portfolio manager as of the date of this report. The Fund disclaims any obligations to update publicly the views expressed herein.

7

FUND LEVERAGE

THE BENEFITS AND RISKS OF LEVERAGE

As its fundamental policy, the Fund may not (i) issue senior securities, as defined in the 1940 Act, except to the extent permitted under the 1940 Act and except as otherwise described in the prospectus, or (ii) borrow money from banks or other entities, in excess of 33 1/3% of its total assets (including the amount of borrowings and debt securities issued); except that, the Fund may borrow from banks or other financial institutions for temporary or emergency purposes (including, among others, financing repurchases of the Notes and tender offers), in an amount of up to an additional 5% of its total assets.

Leverage can produce additional income when the income derived from investments financed with borrowed funds exceeds the cost of such borrowed funds. In such an event, the Fund’s net income will be greater than it would be without leverage. On the other hand, if the income derived from securities purchased with borrowed funds is not sufficient to cover the cost of such funds, the Fund’s net income will be less than it would be without leverage.

To obtain leverage, the Fund enters into collateralized repurchase agreements with major institutions in the U.S. These are accounted for as collateralized borrowings in the financial statements. The interest rate fluctuates and is based on short-term interest rates. Typically, the Fund borrows for approximately 30-90 days.

As of March 31, 2022, the Fund had no repurchase agreements outstanding. The proceeds from the call of a U.S. Agency bond were used to pay down the outstanding leverage at the beginning of the period.

8

FUND REPURCHASE PROGRAM

REPURCHASE PROGRAM

The Fund’s Board of Directors authorized the repurchase of the Fund’s shares of common stock in the open market when such shares are trading at or below NAV of the shares, up to 60% of the aggregate number of shares of common stock issued by the Fund. The Fund’s Share Repurchase Program is implemented on a discretionary basis, under the direction of the Investment Adviser. Upon registration under the 1940 Act, any repurchases of Shares by the Fund must now be conducted in accordance therewith and rules and regulations issued thereunder. Prior to May 14, 2021, repurchases of Shares by the Fund were conducted in accordance with the terms and conditions contained in Article 10 of Regulation No. 8469 issued by the Office of the Commissioner of Financial Institutions and procedures adopted by the Fund’s Board of Directors to address potential conflicts of interest with affiliated broker-dealer UBS Financial Services Incorporated of Puerto Rico.

During the period, the Shares continued to experience a period of limited liquidity and/or trading at a discount to their net asset value. Although the holders of the Shares do not have the right to redeem their Shares inasmuch as the Fund is closed-ended, the Fund may, at its sole discretion and in accordance with the 1940 Act and the rules and regulations issued thereunder, effect repurchases of Shares in the open market, in an attempt to increase the liquidity of the Shares as well as reduce any market discount from their corresponding net asset value. There is no assurance that, if such action is undertaken, it will result in the improvement of the Shares’ liquidity or reducing any such market discount. Moreover, while such undertaking may have a favorable effect on the market price of the Shares, the repurchase of the Shares by the Fund will decrease the Fund’s total assets and therefore, have the effect of increasing the Fund’s expense ratio.

The Fund’s repurchase activity for each fiscal year is disclosed in Note 3 to the Financial Statements, as well as the quarterly reports to shareholders. The undertaking of a repurchase program does not obligate the Fund to purchase specific amounts of Shares.

There were no repurchases during the period from October 1, 2021 to March 31, 2022. The total shares repurchased as of March 31, 2022, amounts to 10,134,758 and represents 48.92% of the issued shares of the Fund’s common stock since inception.

9

[This page intentionally left blank]

GLOSSARY OF FUND TERMS

Bond - security issued by a government or corporation that obligates the issuer to pay interest income to the bondholder at regular intervals and to repay the entire amount borrowed at maturity date.

Closed-end fund - a fund that issues a fixed amount of common stock.

Coupon - the interest rate that a bond promises to pay over its life, expressed as a percent over its face value.

Dividend - a per-share distribution of the income earned from a fund’s portfolio holdings. When a dividend distribution is made, a fund’s net asset value drops by the amount of the distribution because the distribution is no longer considered part of the fund’s assets.

Expense ratio - the percentage of a fund’s average net assets attributable to common shareholders used to pay fund operating expenses. The expense ratio takes into account, investment management fees, administration fees as well as other operating expenses such as legal, audit, insurance and shareholder communications.

Interest Rate Swap - an agreement to exchange one interest rate stream for another. No principal changes hands.

Maturity - the date on which the face value of a bond must be repaid. For a portfolio it is represented in years and measures the average length to maturity of all the bonds in the portfolio. This measure does not take into account embedded options in the bonds comprising the portfolio.

Net Asset Value (NAV) Per Share - the NAV per share is determined by subtracting the fund’s total liabilities from its total assets, and dividing that amount by the number of fund shares of Common Stock outstanding.

Notional amount - refers to the specified dollar amount of the swap in which the exchange of interest payment is based.

Premium/Discount - the difference between the bid price of the shares of a fund and their NAV. In a case of a premium, the bid price is above the NAV. In the case of a discount, the bid price is below the NAV. These amounts can be expressed as numerical values or percentages. The higher the percentage, the larger the difference (positive or negative) between the market price and the NAV of a fund.

Total Investment Return - the change in value of a fund investment over a specified period of time, taking into account the change in a fund’s market price and the reinvestment of all fund distributions.

Turnover Ratio - the turnover ratio represents the fund’s level of trading activity. The Fund divides the lesser of purchases or sales (expressed in dollars and excluding all securities with maturities of less than one year) by the Fund’s average monthly assets.

Undistributed income - the net income of a fund that has not been distributed to common shareholders as of the latest available audited financial statements. In the case of the target maturity type-funds, it also includes the amounts to be distributed after the target date to return the initial (i.e. $10) investment.

[This page intentionally left blank]

US MORTGAGE-BACKED & INCOME FUND FOR PUERTO RICO RESIDENTS, INC.

The following table includes selected data for a share outstanding throughout the period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

FINANCIAL HIGHLIGHTS

			For the period from October 1, 2021 to March 31, 2022 (Unaudited)	For the fiscal year ended September 30, 2021

Increase (Decrease) in Net Asset Value:

Per Share		Net asset value applicable to common stock, beginning of period	$2.81	$2.94
Operating		Net investment income (a)	0.02	0.11
Performance:		Net realized loss and unrealized appreciation (depreciation) from investments and real estate owned (a)	(0.01)	(0.12)
		Total from investment operations	0.01	(0.01)
		Less: Dividends from net investment income to common shareholders	(0.04)	(0.12)
		Discount on repurchase of common stock	-	0.00 *
		Net asset value applicable to common stock, end of period	$2.78	$2.81

		Market value, end of period (b)	$1.65	$2.19

Total	(b) (f)	Based on market value per share	(23.44)%	9.73%
Investment
Return:	(f)	Based on net asset value per share	0.53%	0.09%

Ratios:	(c) (d) (e)	Net expenses to average net assets applicable to common shareholders - net of waived fees	3.10%	1.93%
	(c) (d)	Gross expenses to average net assets applicable to common shareholders	3.72%	2.67%
	(c)	Gross operating expenses to average net assets applicable to common shareholders	3.70%	2.58%
	(c)	Interest and leverage related expenses to average net assets applicable to common shareholders	0.02%	0.09%
	(c) (e)	Net investment income to average net assets applicable to common shareholders - net of waived fees	1.69%	3.72%

Supplemental Data:		Net assets applicable to common shareholders, end of period (in thousands)	$29,549	$29,926
	(g)	Portfolio turnover	0.00%	9.72%

	(g)	Portfolio turnover excluding the proceeds from calls and maturities of portfolio securities and the proceeds from mortgage-backed securities paydowns	0.00%	0.35%

	*	Discount on repurchase of common stock represents an amount that rounds to zero. Refer to Note 3.

	(a)	Based on average outstanding common shares of 10,634,126 and 10,643,400 for the fiscal year ended September 30, 2021 and for the period from October 1, 2021 to March 31, 2022, respectively.

	(b)	Period end market values provided by UBS Financial Services, Inc., a dealer of the Fund’s shares and an affiliated party. The market values shown may reflect limited trading in the shares of the Fund.

	(c)	Based on average net assets applicable to common shareholders of $30,792,086 and $29,933,799 for the fiscal year ended September 30, 2021 and for the period from October 1, 2021 to March 31, 2022, respectively. Ratios for the period from October 1, 2021 to March 31, 2022 were annualized using a 365 day base.

	(d)	Expenses include both operating and interest and leverage related expenses.

	(e)	The effect of the expenses waived for the fiscal year ended September 30, 2021 and for the period from October 1, 2021 to March 31, 2022 was to decrease the expense ratios, thus increasing the net investment ratio to average net assets by 0.74% and 0.62%, respectively.

	(f)	Dividends are assumed to be reinvested at the per share net asset/market value as defined in the dividend reinvestment plan. Investment return is not annualized for the period from October 1, 2021 to March 31, 2022.

	(g)	Portfolio turnover is not annualized for the period from October 1, 2021 to March 31, 2022.

The accompanying notes are an integral part of these financial statements.

US MORTGAGE-BACKED & INCOME FUND FOR PUERTO RICO RESIDENTS, INC.

SCHEDULE OF INVESTMENTS	March 31, 2022 (Unaudited)

Face Amount		Issuer	Coupon	Maturity Date	Value
Puerto Rico Agencies Bonds and Notes - 10.29% of net assets applicable to common shareholders, total cost of $2,863,343
$111,000	H	Puerto Rico Sales Tax	4.50%	07/01/34	$116,017
56,000	H	Puerto Rico Sales Tax	4.55%	07/01/40	58,656
411,000	H	Puerto Rico Sales Tax	4.75%	07/01/53	431,211
1,255,000	H	Puerto Rico Sales Tax	5.00%	07/01/58	1,334,316
570,000	H	Puerto Rico Sales Tax	4.33%	07/01/40	589,650
17,000	H	Puerto Rico Sales Tax	4.54%	07/01/53	17,636
469,000	H	Puerto Rico Sales Tax	4.78%	07/01/58	493,071

$2,889,000					$3,040,557

Puerto Rico Agencies Zero Coupons Bonds - 2.08% of net assets applicable to common shareholders, total cost of $551,945
$1,181,000	H	Puerto Rico Sales Tax	0.00%	07/01/46	$360,908
1,143,000	H	Puerto Rico Sales Tax	0.00%	07/01/51	253,038

$2,324,000					$613,946

Principal Outstanding Amount
Puerto Rico Collateralized Mortgage Obligations Taxable - 1.90% of net assets applicable to common shareholders, total cost of $783,991
$68,983	A G	CSMC Series 2007-5 Class AM	5.86%	08/25/37	$25,301
714,119	F G	Doral Financial Participation Certificate 2004 Series A	6.69%	12/01/31	537,946

$783,102	B				$563,247

Puerto Rico Collateralized Non Conforming Mortgage Obligations Taxable- 3.95% of net assets applicable to common shareholders, total cost of $1,463,847
$800,150	F G	R&G Non Conforming Mortgage Loan Trust Series 2004-A	4.86%	05/01/34	$631,868
524,100	F G	R&G Non Conforming Mortgage Loan Trust Series 2004-B	5.40%	05/01/34	420,918
78,269	F G	R&G Non Conforming Mortgage Loan Trust Series 2005-C	6.00%	09/01/34	64,988
61,328	F G	R&G Non Conforming Mortgage Loan Trust Series 2005-D	6.25%	10/01/34	48,603

$1,463,847	B				$1,166,377

Puerto Rico GNMA Taxable - 31.16% of net assets applicable to common shareholders, total cost of $8,948,734
$291,340		GNMA Pool 592858	6.00%	12/15/35	$315,159
19,648		GNMA Pool 618198	6.50%	11/15/24	19,926
107,112		GNMA Pool 618199	6.50%	11/15/34	114,439
8,530,633		GNMA Pool 693267	5.60%	04/15/37	8,757,804

$8,948,733	C				$9,207,328

Puerto Rico FNMA Taxable - 16.65% of net assets applicable to common shareholders, total cost of $4,433,147
$185,397		FNMA Pool 758514	6.00%	01/01/34	$198,328
53,259		FNMA Pool 758520	5.50%	02/01/34	56,639
64,989		FNMA Pool 758521	6.50%	02/01/34	69,766
74,810		FNMA Pool 758544	5.50%	05/01/34	79,545
1,561,979		FNMA Pool 835565	6.00%	10/01/35	1,744,675
518,013		FNMA Pool 905018	6.00%	05/01/37	578,648
959,049		FNMA Pool 905048	6.00%	07/01/37	1,071,322
40,329		FNMA Pool 682079	6.00%	11/01/32	44,643
685,100		FNMA Pool 747044	5.50%	03/01/34	750,339
23,875		FNMA Pool 758560	6.00%	08/01/34	25,514
278,462		FNMA Pool 887184	6.00%	06/01/36	299,461

$4,445,262	D				$4,918,880

Puerto Rico Freddie Mac Taxable - 1.48% of net assets applicable to common shareholders, total cost of $407,886
$103,805		FHLMC Pool A50587	6.50%	06/01/36	$111,521
202,495		FHLMC Pool A51301	6.00%	07/01/36	216,874
101,585		FHLMC Pool A51302	6.00%	06/01/36	108,626

$407,885	E				$437,021

Face Amount
US Government, Agency and Instrumentalities - 12.28% of net assets applicable to common shareholders, total cost of $4,000,000
$4,000,000		Federal Farm Credit	2.75%	04/22/41	$3,630,072

US Municipals - 5.90% of net assets applicable to common shareholders, total cost of $1,500,000
$1,500,000		State of Illinois General Obligations	7.35%	07/01/35	$1,744,412

Total investments (85.69% of net assets applicable to common shareholders)					$25,321,840
Other Assets and Liabilities net (14.31% of net assets applicable to common shareholders)					4,227,591

Net assets applicable to common shareholders - 100%					$29,549,431

Real Estate Owned - 0.19% of net assets applicable to common shareholder, total cost $56,533
$56,533	G	Commercial real estate owned held on Carolina, Puerto Rico			$56,533

The accompanying notes are an integral part of these financial statements.

US MORTGAGE-BACKED & INCOME FUND FOR PUERTO RICO RESIDENTS, INC.

SCHEDULE OF INVESTMENTS	March 31, 2022 (Unaudited)

A	The Credit Suisse CMO is comprised of one subordinate tranche of a securitization.

B

Certificates are collaterized by residential mortgage loans. They are subject to pre-payments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.

C

GNMA - represents mortgage-backed obligations guaranteed by the Government National Mortgage Association. They are subject to principal paydowns as a result of pre-payments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.

D

FNMA - represents mortgage-backed obligations guaranteed by the Federal National Mortgage Association. They are subject to principal paydowns as a result of pre-payments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.

E

FHLMC - represents mortgage-backed obligations guaranteed by the Federal Home Loans Mortgage Corporation. They are subject to principal paydowns as a result of pre-payments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.

F	Private Placement.

G	Signiticant unobservable inputs were used in the valuation of these securities and are classified as Level 3. See Note 1 for further information.

H

Revenue Bonds - issued by agencies and payable from revenues and other sources of income of the corresponding agency as specified in the applicable prospectus. These bonds are not obligations of the Commonwealth of Puerto Rico.

The accompanying notes are an integral part of these financial statements.

US Mortgage-Backed & Income Fund for Puerto Rico Residents, Inc.

STATEMENT OF ASSETS AND LIABILITIES	March 31, 2022 (Unaudited)

Assets:	Investment in securities, at value (identified cost - $24,952,893)		$25,321,840
	Cash		4,079,949
	Interest receivable		178,849
	Real estate owned		56,533
	Plan of adjustment receivable		376,894
	Prepaid expenses and other assets		23,896

	Total assets		30,037,961

Liabilities:	Dividends payable to common shareholders		62,095
	Directors fee payable		6,087
	Payables:
	Investment advisory fees	6,084
	Administration, custody, and transfer agent fees	4,159	10,243

	Reporting fees		53,060
	Proffesional fees		191,374
	Proxy contested payable		35,444
	Misellaneous payable		89,172
	Administration fees tax advance		18,634
	Accrued expenses and other liabilities		22,421

	Total liabilities		488,530

Net Assets Applicable to Common Shareholders:			$29,549,431

Net Assets Applicable to Common Shareholders consist of:	Paid-in-Capital ($0.01 par value, 88,000,000 shares authorized, 10,644,874 issued and outstanding)		$134,249,492
	Total Distributable Earnings (Accumulated Loss) (Note 1 and Note 8)		(104,700,061)

	Net assets applicable to common shareholders		$29,549,431

	Net asset value applicable to common shares - per share; 10,644,874 shares outstanding		$2.78

The accompanying notes are an integral part of these financial statements.

US Mortgage-Backed & Income Fund for Puerto Rico Residents, Inc.

STATEMENT OF OPERATIONS

		For the period from October 1, 2021 to March 31, 2022 (Unaudited)

Investment Income:	Interest	$715,219

Expenses:	Interest and leverage related expenses	4,324
	Investment advisory fees	126,716
	Administration, custody, and transfer agent fees	35,815
	Professional fees	88,293
	Directors’ fees and expenses	16,002
	Insurance expense	16,615
	Mortgage servicing fees	31,369
	Reporting fees	23,636
	Proxy contested expenses	22,619
	Expenses on sales of real estate owned	172,763
	Other	17,685

	Total expenses	555,837
	Waived investment advisory, administration, custodian and transfer agent fees	(93,064)

	Net expenses after waived fees by investment adviser, administration, custodian and transfer agent	462,773

Net Investment Income:		252,446

Realized Loss and	Net realized loss on investments	(13,759,652)
	Net realized gain on swaps	176
Unrealized Appreciation	Net realized gain on real estate owned	(1,500)
(Depreciation) on Investments,	Change in net unrealized appreciation (depreciation) on investments	13,502,599
Swaps and Real estate owned:	Change in net unrealized appreciation (depreciation) on real estate owned	92,216

	Total net realized and unrealized loss on investments, swaps and real estate owned	(166,161)

	Net increase in net assets resulting from operations	$86,285

The accompanying notes are an integral part of these financial statements.

US Mortgage-Backed & Income Fund for Puerto Rico Residents, Inc.

STATEMENTS OF CHANGES IN NET ASSETS

		For the period from October 1, 2021 to March 31, 2022 (Unaudited)	For the fiscal year ended September 30, 2021
Increase (Decrease) in Net Assets:

	Net investment income	$252,446	$1,146,398
	Net realized loss on investments and swaps	(13,759,476)	(382,382)
	Net realized loss on real estate owned	(1,500.00)	(396,301)
	Change in unrealized appreciation (depreciation) on investments	13,502,599	(531,277)
	Change in unrealized appreciation (depreciation) on real estate owned	92,216	-

	Net increase (decrease) in net assets resulting from operations	86,285	(163,562)

Dividends to Common Shareholders From:	Net investment income	(478,912)	(1,218,529)

Capital Share	Reinvestment of dividends on common shares	15,875	36,832
Transactions:	Repurchase of common shares	-	(15,011)

		15,875	21,821

Net Assets:
	Net decrease in net assets applicable to common shareholders	(376,752)	(1,360,270)

	Net assets at the beginning of the period/year	29,926,183	31,286,453

	Net assets at the end of the period/year	$29,549,431	$29,926,183

The accompanying notes are an integral part of these financial statements.

US Mortgage-Backed & Income Fund for Puerto Rico Residents, Inc.

STATEMENT OF CASH FLOWS

Increase (Decrease) in Cash		For the period from October 1, 2021 to March 31, 2022 (Unaudited)

Cash Provided by	Net increase in net assets from operations	$86,285
Operations:	Adjusted by:
	Proceeds from restructuring of POB Bonds	2,928,079
	Legal expenses related to Puerto Rico bond restructurings	(11,864)
	Proceeds from sale of real estate owned	170,000
	Calls and paydowns of portfolio securities	10,812,972
	Net realized loss on investments and real estate owned	13,761,152
	Change in unrealized (appreciation) depreciation on investments	(13,502,599)
	Change in unrealized (appreciation) depreciation on real estate owned	(92,216)
	Amortization and accretion of premiums and discounts on investments	27,573
	Decrease in interest receivable	133,524
	Increase in prepaid expenses and other assets	(11,406)
	Increase in plan of adjustment receivable	(376,894)
	Decrease in interest payable	(1,070)
	Increase in directors fee payable	47
	Decrease in investment advisory fees payable	(13,543)
	Decrease in administration, custody, and transfer agent fees payable	(5,964)
	Increase in reporting fees	2,960
	Increase in professional fees	63,609
	Increase in proxy contest payable	21,378
	Increase in miscellaneous payable	88,172
	Increase in administration fees tax advance	687
	Decrease in accrued expenses and other liabilities	(197,239)

	Total cash provided by operations	13,883,643

Cash Used in
Financing Activities:	Securities sold under repurchase agreements proceeds	19,150,000
	Securities sold under repurchase agreements repayments	(29,000,000)
	Dividends to common shareholders paid in cash	(502,901)

	Total cash used in financing activities	(10,352,901)

Cash:	Net increase in cash for the period	3,530,742
	Cash at the beginning of the period	549,207

	Cash at the end of the period	4,079,949

Cash Flow
Information:	Cash paid for interest and leverage related expenses	$5,394

	Non-cash activities-dividends reinvested by common shareholders	$15,875

The accompanying notes are an integral part of these financial statements.

US Mortgage-Backed & Income Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the period from October 1, 2021 to March 31, 2022 (Unaudited)

1.	Reporting Entity and Significant Accounting Policies

US Mortgage-Backed & Income Fund for Puerto Rico Residents, Inc. (formerly known as Puerto Rico Mortgage-Backed & US Government Securities Fund, Inc. and hereinafter referred to as the “Fund”) is a non-diversified, closed-end management investment company. The Fund is a corporation organized under the laws of the Commonwealth of Puerto Rico and is registered as an investment company under the Investment Companies Act of 1940, as amended (the “1940 Act”), as of May 14, 2021. Prior to such date and since inception, the Fund was registered and operated under the Puerto Rico Investment Companies Act of 1954, as amended (the “Puerto Rico Investment Companies Act”). The Fund was incorporated on October 13, 2004 and commenced operations on November 3, 2004. UBS Asset Managers of Puerto Rico, a division of UBS Trust Company of Puerto Rico (“UBSTC”), is the Fund’s Investment Adviser (the “Investment Adviser”). UBSTC is also the Fund’s Administrator (“Administrator”).

The Fund’s investment objective is to provide current income, consistent with the preservation of capital.

On May 24, 2018, the Economic Growth, Regulatory Relief, and Consumer Protection Act (Pub. L. No. 115-174) was signed into law and amended the 1940 Act, to repeal the exemption from its registration of investment companies created under the laws of Puerto Rico, the U.S. Virgin Islands, or any other U.S. possession under Section 6(a)(1) thereof. The repeal of the exemption took effect on May 24, 2021. Upon the Fund’s registration under the 1940 Act, it must now register its future offerings of securities under the U.S. Securities Act of 1933, as amended, absent any available exception. In connection with the process required for registration of the Fund’s securities, it was required to change its corporate name and implement certain operational changes including, without limitation, a reduction in the types and/or amount of leverage, as well as a prohibition against engaging in principal transactions with affiliates. The Fund also suspended the current offerings of its securities, pending the registration of the securities under the U.S. Securities Act of 1933, as amended, absent an exception.

The Fund is considered an investment company under the generally accepted accounting principles in the United States of America (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standard Board (“FASB”) Accounting Standards Codification 946 (“ASC 946”), Financial Services-Investment Companies.

The following is a summary of the Fund’s significant accounting policies:

Use of Estimates in Financial Statements Preparation

The accompanying financial statements of the Fund have been prepared on the basis of GAAP. The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Net Asset Value Per Share

The Net Asset Value (“NAV”) per share of the Fund is determined by the Administrator on Wednesday of each week after the close of trading on the New York Stock Exchange (“NYSE”) or, if such day is not a business day in New York City and Puerto Rico, on the next succeeding business day, and at month-end if such date is not a Wednesday. The net asset value per share is computed by dividing the assets of the Fund less its liabilities, by the number of outstanding shares of the Fund.

US Mortgage-Backed & Income Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the period from October 1, 2021 to March 31, 2022 (Unaudited)

Valuation of Investments

All securities are valued by UBSTC on the basis of valuations provided by pricing services or by dealers which were approved by the Fund’s management and the Board of Directors. In arriving at their valuation, pricing sources may use both a grid matrix of securities values as well as the evaluations of their staff. The valuation, in either case, could be based on information concerning actual market transactions and quotations from dealers or a grid matrix performed by an outside vendor that reviews certain market and security factors to arrive at a bid price for a specific security. Certain Puerto Rico obligations have a limited number of market participants and, thus, might not have a readily ascertainable market value and may have periods of illiquidity. Certain securities of the Fund for which quotations are not readily available from any source, are valued at fair value by or under the direction of the Investment Adviser utilizing quotations and other information concerning similar securities obtained from recognized dealers. The Investment Adviser can override any price that it believes is not consistent with market conditions. Valuation adjustments are limited to those necessary to ensure that the financial instrument’s fair value is adequately representative of the price that would be received or paid in the marketplace. These adjustments include amounts that reflect counterparty credit quality, constraints on liquidity, and unobservable parameters that are applied consistently.

The Investment Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Investment Adviser and approved by the Board of Directors. The policies and procedures set forth the mechanisms and processes to be employed on a weekly basis related to the valuation of portfolio securities for the purpose of determining the net asset value of the Fund. The Committee reports to the Board of Directors on a regular basis. At March 31, 2022, no security’s fair value was determined by the Committee.

GAAP provides a framework for measuring fair value and expands disclosures about fair value measurements and requires disclosures surrounding the various inputs that are used in determining the fair value of the Fund’s investments. These inputs are summarized in three (3) broad levels listed below:

●

Level 1 - Quoted prices in active markets for identical assets and liabilities at the measurement date. An active market is one in which transactions for the assets occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

●

Level 2 - Significant inputs other than quoted prices that are observable (including quoted prices for similar securities, interest rates, pre-payment speeds, credit risk, etc.), either directly or indirectly.

●

Level 3 - Significant unobservable inputs, for example, inputs derived through extrapolation that cannot be corroborated by observable market data. These will be developed based on the best information available in the circumstances, which might include UBSTC’s own data. Level 3 inputs will consider the assumptions that market participants would use in pricing the asset, including assumptions about risk (e.g., credit risk, model risk, etc.).

The Fund maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the observable inputs be used when available. Fair value is based upon quoted market prices when available.

The estimated fair value may be subjective in nature and may involve uncertainties and matters of significant judgment for certain financial instruments. Changes in the underlying assumptions used

US Mortgage-Backed & Income Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the period from October 1, 2021 to March 31, 2022 (Unaudited)

in calculating fair value could significantly affect the results. Therefore, the estimated fair value may materially differ from the value that could actually be realized on sale.

The inputs and methodology used for valuing securities or level assigned are not necessarily an indication of the risk associated with investing in those securities.

Following is a description of the Fund’s valuation methodologies used for assets and liabilities measured at fair value:

Puerto Rico Agencies Bonds and Notes: Obligations of Puerto Rico and political subdivisions are segregated and those with similar characteristics are then divided into specific sectors. The values for these securities are obtained from third-party pricing service providers that use a pricing methodology based on observable market inputs. Market inputs used in the evaluation process include all or some of the following: trades, bid price or spread, quotes, benchmark curves (including, but not limited to, Treasury benchmarks, and swap curves), and discount and capital rates. These bonds are classified as Level 2.

Mortgage and Other Asset-Backed Securities: Fair value for these securities is mostly obtained from third-party pricing service providers that use a pricing methodology based on observable market inputs. Certain agency mortgage and other asset-backed securities (“MBS”) are priced based on a bond’s theoretical value from similar bonds, the term “similar” being defined by credit quality and market sector. Their fair value incorporates an option adjusted spread. The agency MBS are classified as Level 2.

Puerto Rico Collateralized Mortgage Obligations (“CMOs”): Price for this security is obtained from an independent firm using models that calculate the present value of expected future cash flows. Those models incorporate estimates that market participants would use in determining fair value, including estimates of prepayment speeds, credit losses, and discount rates. CMO is classified as Level 3.

R&G Non-Conforming Mortgage Loans: Units of various grantor trusts, each comprised of mortgage loans acquired from R&G Financial Corporation, were valued by an independent firm using models that calculate the present value of expected future cash flows. Those models incorporate estimates that market participants would use in determining fair value, including estimates of prepayment speeds, credit losses, and discount rates. These loan trusts are classified as Level 3.

Obligations of U.S. Government Sponsored Entities, State, and Municipal Obligations: The fair value of obligations of U.S. Government sponsored entities, state, and municipal obligations is obtained from third-party pricing service providers that use a pricing methodology based on an active exchange market and based on quoted market prices for similar securities. These securities are classified as Level 2. U.S. agency notes are priced based on a bond’s theoretical value from similar bonds defined by credit quality and market sector, and for which the fair value incorporates an option adjusted spread in deriving their fair value. These securities are classified as Level 2.

Real estate owned: Real estate owned, which consists of real estate acquired in settlement of mortgage-loans in participation certificates, is recorded at fair value using external appraisals adjusted for market events. Subsequent to foreclosure, gains or losses resulting from the sale of these properties are credited or charged to realized gains or losses, and gains or losses recognized on the periodic re-evaluations of these properties are credited or charged to unrealized gains or losses. The cost of maintaining and operating these properties is expensed as incurred. Real estate owned is classified as Level 3.

US Mortgage-Backed & Income Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the period from October 1, 2021 to March 31, 2022 (Unaudited)

The following is a summary of the portfolio by inputs used as of March 31, 2022, in valuing the Fund’s investments carried at fair value:

	Assets
	Level 1	Level 2	Level 3	Balance 3/31/2022
Investment Securities:
Puerto Rico Agencies Bonds and Notes	$-	$3,654,503	$-	$3,654,503
Puerto Rico Collateralized Mortgage Obligations Taxable	-	-	563,247	563,247
Puerto Rico Collateralized Non Conforming Mortgage Obligations Taxable	-	-	1,166,377	1,166,377
Puerto Rico GNMA Taxable	-	9,207,328	-	9,207,328
Puerto Rico FNMA Taxable	-	4,918,880	-	4,918,880
Puerto Rico Freddie Mac Taxable	-	437,021	-	437,021
US Government, Agency and Instrumentalities	-	3,630,072	-	3,630,072
US Municipals	-	1,744,412	-	1,744,412

Total of investment securities	-	23,592,216	1,729,624	25,321,840
Real estate owned	-	-	56,533	56,533

Total	$-	$23,592,216	$1,786,157	$25,378,373

The following is a reconciliation of assets for which Level 3 inputs were used in determining fair value:

	Level 3 Investment Securities
	Balance as of 9/30/2021	Realized Gain (Loss)	Change in Unrealized (Depreciation)/ Appreciation	Net Amortizatio Accretion	Purchases/ Additions	Sales/Calls	Paydowns	Transfers In (out) to Level 3	Balance as of 3/31/2022
CSMC Series 2007-5 Class AM	$9,911	$70,626	$(32,643)	$-	$-	$-	$(22,593)	$-	$25,301
R&G Non Conforming Mortgage Loan Trust Series 2004-A	764,417	-	34,153	-	-	-	(166,702)	-	631,868
R&G Non Conforming Mortgage Loan Trust Series 2004-B	339,083	-	182,908	-	-	-	(101,073)	-	420,918
R&G Non Conforming Mortgage Loan Trust Series 2005-C	67,049	-	574	-	-	-	(2,635)	-	64,988
R&G Non Conforming Mortgage Loan Trust Series 2005-D	49,927	-	521	-	-	-	(1,845)	-	48,603
Doral Financial Participation Certificate 2004 Series A	671,166	(50,601)	19,880	-	-	-	(102,499)	-	537,946

	$1,901,553	$20,025	$205,393	$-	$-	$-	$(397,347)	$-	$1,729,624

	Level 3 Real Estate Owned
	Balance as of 9/30/2021	Realized Gain (Loss)	Change in Unrealized (Depreciation)/ Appreciation	Purchases/ Additions	Sales/Calls	Transfers In (out) to Level 3	Balance as of 3/31/2022
Real estate owned	$135,817	$(1,500)	$92,216	$-	$(170,000)	$-	$56,533

Quantitative Information about Level 3 Fair Value Measurements:

US Mortgage-Backed & Income Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the period from October 1, 2021 to March 31, 2022 (Unaudited)

	Fair Value at March 31, 2022	Valuation Technique	Unobservable Inputs		Price

Investment Securities:
R&G Non Conforming Mortgage Loan Trust Series 2004-A	$631,868	Discounted Cash Flow	Constant prepayment rate	16.41%	$78.97
			Probability of default	1.04%
			Loss severity	18.00%
			Discount rate	13.98%

R&G Non Conforming Mortgage Loan Trust Series 2004-B	420,918	Discounted Cash Flow	Constant prepayment rate	12.22%	80.31
			Probability of default	1.01%
			Loss severity	18.00%
			Discount rate	12.48%

R&G Non Conforming Mortgage Loan Trust Series 2005-C	64,988	Discounted Cash Flow	Constant prepayment rate	10.12%	83.03
			Probability of default	1.00%
			Loss severity	15.00%
			Discount rate	11.80%

R&G Non Conforming Mortgage Loan Trust Series 2005-D	48,603	Discounted Cash Flow	Constant prepayment rate	10.24%	79.25
			Probability of default	1.00%
			Loss severity	15.00%
			Discount rate	13.35%

Doral Financial Participation Certificate 2004 Series A	537,946	Discounted Cash Flow	Constant prepayment rate	4.00%	75.33
			Probability of default	28.06%
			Loss severity	15.39%
			Discount rate	16.01%
		External Appraisal,
		adjusted when	Not applicable
Real estate owned:	56,533	necessary

Total	$1,760,856

Significant changes in the unobservable inputs of the pricing process would result in an inverse relationship in the fair value of the security.

Changes in unrealized appreciation (depreciation) included in the Statement of Operations relating to investments classified as Level 3 that are still held at March 31, 2022, amounted to a net unrealized depreciation of $21,868.

There were no transfers into or out of Level 3 during the period from October 1, 2021 to March 31, 2022.

Temporary cash investments are valued at amortized cost, which approximates market value. There were no temporary cash investments as of March 31, 2022.

Taxation

As a registered investment company under the 1940 Act, the Fund will not be subject to Puerto Rico income tax for any taxable year if it distributes at least 90% of its taxable net investment income for such year, as determined for these purposes pursuant to section 1112.01(a)(2) of the Puerto Rico Internal Revenue Code of 2011, as amended. Accordingly, as the Fund intends to meet this distribution requirement, the income earned by the Fund is not subject to Puerto Rico income tax at the Fund level.

The Fund can invest in taxable and tax-exempt securities. In general, distributions of taxable income dividends, if any, to Puerto Rico individuals, estates, and trusts are subject to a withholding tax of 15% in the case of dividends distributed, if certain requirements are met. Moreover, distribution of capital gains dividends, if any, to (a) Puerto Rico individuals, estates, and trusts are subject to a tax of 15% in the case of dividends distributed, and (b) Puerto Rico corporations are subject to a tax of

US Mortgage-Backed & Income Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the period from October 1, 2021 to March 31, 2022 (Unaudited)

20% of dividends distributed. Tax withholdings are effected at the time of payment of the corresponding dividend. Individual shareholders may be subject to alternate basic tax on certain fund distributions. Certain Puerto Rico entities receiving taxable income dividends are entitled to claim an 85% dividends received deduction. Fund shareholders are advised to consult their own tax advisers.

Income Taxes (“Accounting Standards Codification 740”) requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax return to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax expense in the current year. Management has analyzed the Fund’s tax positions taken on its Puerto Rico income tax returns for all open tax years (prior four (4) tax years) and has concluded that there are no uncertain tax positions. On an ongoing basis, management will monitor the Fund’s tax position to determine if adjustments to this conclusion are necessary. The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expenses in the Statement of Operations. During the period from October 1, 2021 to March 31, 2022, the Fund did not incur any interest or penalties.

Statement of Cash Flows

The Fund issues its shares, invests in securities, and distributes dividends from net investment income and net realized gains which are paid in cash. These activities and additional information on cash receipts and payments is presented in the Statement of Cash Flows.

Accounting practices that do not affect the reporting of activities on a cash basis include carrying investments at fair value and amortizing premiums or discounts on debt obligations. Cash, as presented on the Statement of Assets and Liabilities, does not include short-term investments.

Dividends and Distributions to Shareholders

Dividends from net investment income are declared and paid monthly. The Fund may at times pay out less than the entire amount of net investment income earned in any particular period and may at times pay out such accumulated undistributed income earned in other periods, in order to permit the Fund to have a more stable level of distribution. The capital gains realized by the Fund, if any, may be retained by the Fund, as permitted by the Puerto Rico Internal Revenue Code of 2011, as amended, unless the Fund’s Board of Directors, acting through the Dividend Committee, determines that the net capital gains will also be distributed. The Fund records dividends on the ex-dividend date.

Derivative Instruments

In order to attempt to hedge various portfolio positions, to manage its costs of funds or to enhance its return, the Fund may invest in certain instruments which are considered derivatives. Because of their increased volatility and potential leveraging effect, derivative instruments may adversely affect the Fund. The use of these instruments for income enhancement purposes subjects the Fund to risks of losses which would not be offset by gains on other portfolio assets or acquisitions. There is no assurance that the Investment Adviser will employ any derivative strategy, and even where such derivatives investments are used for hedging purposes, there can be no assurance that the hedging transactions will be successful or will not result in losses.

The Fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (“Master Agreements”) with certain counterparties that govern over-the-counter derivative contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default, and early termination. Generally, collateral can be in the

US Mortgage-Backed & Income Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the period from October 1, 2021 to March 31, 2022 (Unaudited)

form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Fund and the applicable counterparty. Collateral requirements are determined based on the Fund’s net position with each such counterparty. Termination events applicable to the Fund may occur in certain instances specified in the Master Agreements, which may include, among other things, a specified decline in the Fund’s net asset value, not complying with eligible collateral requirements or the termination of the Fund’s Investment Adviser. In each case, upon occurrence, the counterparty may elect to terminate the swap early and cause the settlement of all or some of the derivative contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Fund’s counterparties to elect early termination could impact the Fund’s future derivative activity. There were no derivative instruments during the period from October 1, 2021 to March 31, 2022.

Securities Sold Under Repurchase Agreements

Under these agreements, the Fund sells securities, receives cash in exchange, and agrees to repurchase the securities at a mutually agreed date and price. Ordinarily, those counterparties with which the Fund enters into these agreements require delivery of collateral and are able to sell or repledge the collateral; however, the Fund retains effective control over such collateral through the agreement to repurchase the collateral on or by the maturity of the repurchase agreement. These transactions are treated as financings and recorded as liabilities. Therefore, no gain or loss is recognized on the transaction, and the securities pledged as collateral remain recorded as assets of the Fund. These agreements involve the risk that the market value of the securities purchased with the proceeds from the sale of securities received by the Fund, may decline below the price of the securities that the Fund is obligated to repurchase, and that the value of the collateral posted by the Fund increases in value and the counterparty does not return it. Because the Fund borrows under repurchase agreements based on the estimated fair value of the pledged assets, the Fund’s ongoing ability to borrow under its repurchase facilities may be limited and its lenders may initiate margin calls in the event of adverse changes in the market. A decrease in market value of the pledged assets may require the Fund to post additional collateral or otherwise sell assets at a time when it may not be in the best interest of the Fund to do so. There were no securities sold under repurchase agreements outstanding as of March 31, 2022.

Paydowns

Realized gains or losses on mortgage-backed security paydowns are recorded as an adjustment to interest income. During the period from October 1, 2021 to March 31, 2022, the Fund had no realized gains/losses on mortgage-backed securities paydowns. The Fund declares and pays monthly dividends from net investment income. For purposes of compliance with the 90% distribution threshold for the Fund’s tax exemption, gains and losses related to mortgage-backed security paydowns are not included in net investment income. See Note 8 for a reconciliation between taxable and book net investment income.

Preferred Shares

Pursuant to the Fund’s Certificate of Incorporation, as amended and supplemented, the Fund’s Board of Directors is authorized to issue up to 12,000,000 preferred shares with a par value of $25, in one or more series. During the period from October 1, 2021 to March 31, 2022, no preferred shares were issued or outstanding.

Other

Security transactions are accounted for on the trade date (the date on which the order to buy or sell is executed). Realized gains and losses on security transactions are determined on the identified cost method. Premiums and discounts on securities purchased are amortized using the interest method over the life or the expected life of the respective securities. Premiums are amortized at the

US Mortgage-Backed & Income Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the period from October 1, 2021 to March 31, 2022 (Unaudited)

earliest call date for any applicable securities. Income from interest and dividends from cumulative preferred shares is accrued, except when collection is not expected. Expenses are recorded as they are incurred.

2.	Investment Advisory, Administrative, Custodian, Transfer Agency Agreements, and Other Transactions With Affiliates

Pursuant to an investment advisory contract (the “Advisory Agreement”) with UBS Asset Managers of Puerto Rico, a division of UBSTC, and subject to the supervision of the Board of Directors, the Fund receives investment advisory services in exchange for a fee. The investment advisory fee will not exceed 0.75% of the Fund’s average weekly gross assets. For the period from October 1, 2021 to March 31, 2022, investment advisory fees amounted to $126,716 equivalent to 0.41% of the Fund’s average weekly gross assets. The Investment Advisor voluntarily waived investment advisory fees in the amount of $84,478, for a net fee of $42,238, which represents an effective rate of 0.14%. The investment advisory fees payable amounted to $6,084 as of March 31, 2022.

UBSTC also provides administrative, custody, and transfer agency services pursuant to Administration, Custodian, and Transfer Agency, Registrar, and Shareholder Servicing Agreements. UBSTC has engaged JP Morgan to act as the sub-custodian for the Fund. UBSTC provides facilities and personnel to the Fund for the performance of its administration duties. The Administration and Transfer Agency, Registrar, and Shareholder Servicing Agreement will not exceed 0.15% and 0.05%, respectively of the Fund’s average weekly gross assets. The Custody fees are solely sub-custodian costs and out of pocket expenses reimbursements. For the period from October 1, 2021 to March 31, 2022, the administrative, custody, and transfer agency services fee amounted to $35,815. The administrator, custodian, and transfer agent voluntarily waived service fees in the amount of $8,586, for a net fee of $27,229, which is equivalent to 0.09% of the Fund’s average weekly gross assets. The administrative, custody, and transfer agent fees payable amounted to $4,159 as of March 31, 2022.

Certain Fund officers and directors are also officers and directors of UBSTC. The six (6) independent directors of the Fund’s Board of Directors are paid based upon an agreed fee of $1,000 per quarterly Board meeting, plus expenses, and $500 per quarterly Audit Committee meeting, plus expenses. For the period from October 1, 2021 to March 31, 2022, the independent directors of the Fund were paid an aggregate compensation and expenses of $16,002. The directors fees payable amounted to $16,002 as of March 31, 2022.

Prior to May 14, 2021, the Fund was not registered under the 1940 Act, and therefore, was not subject to the restrictions contained therein regarding, among other things, transactions between the Fund and UBS Financial Services, Inc. (“UBSFS”), or its affiliates (“Affiliated Transactions”). In that regard, the Board of Directors of the Fund had adopted a set of Procedures for Affiliated Transactions (“Procedures”) in an effort to address potential conflicts of interest that could arise prior to registration under the 1940 Act. See Note 1 for further information on recent events.

Fund affiliates may have lending, banking, brokerage, underwriting, or other business relationships with the issuers of the securities in which the Fund invests.

The total amount (in thousands) of other affiliated and unaffiliated purchases and sales of investment securities, originations of securities sold under repurchase agreements and short-term notes, listed by counterparty, during the year were as follows:

US Mortgage-Backed & Income Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the period from October 1, 2021 to March 31, 2022 (Unaudited)

	Purchases	%	Sales	%	Securities Sold Under Repurchase Agreements	%

Affiliates	$-	-	$-	-	$-	-
Unaffiliated	-	-	-	-	19,150	100%

	$-	-	$-	-	$19,150	100%

There were no interest expenses from securities sold under repurchase agreements with UBSFS during the period from October 1, 2021 to March 31, 2022.

3.	Capital Share Transactions

The Fund is authorized to issue up to 88,000,000 common shares, par value $0.01 per share.

Capital share transactions for the period from October 1, 2021 to March 31, 2022 and for the fiscal year ended September 30, 2021 were as follows:

Common Shares	March 31, 2022	September 30, 2021
Proceeds from the reinvestment of dividends	$15,875	$36,832
Repurchase of shares	-	(15,011)

	$15,875	$21,821

Transactions in common shares during the period from October 1, 2021 to March 31, 2022 and for the fiscal year ended September 30, 2021 were as follows:

Common shares	March 31, 2022	September 30, 2021
Common shares - beginning of fiscal year	10,639,239	10,631,635
Shares repurchased	-	(8,123)
Shares issued due to the reinvestment of dividends	5,635	15,727

Common shares - end of fiscal year	10,644,874	10,639,239

The Fund’s Board of Directors authorized the repurchase of the Fund’s shares of common stock in the open market when such shares are trading at or below NAV of the shares, up to 60% of the aggregate number of shares of common stock issued by the Fund. As of March 31, 2022, the total shares repurchased represent 48.92% and the total shares available to be repurchased represent 11.08% of the issued shares of the Fund’s common stock since inception These repurchases were executed prior to registration under the 1940 Act. All repurchases conducted after the 1940 Act registration, must be conducted in accordance with the provisions of the 1940 Act.

US Mortgage-Backed & Income Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the period from October 1, 2021 to March 31, 2022 (Unaudited)

There were no shares repurchased during the period from October 1, 2021 to March 31, 2022. The Fund repurchased a total of 8,123 common shares during the fiscal year ended September 30, 2021 as follows:

2021:
	Shares Repurchased	Net Asset Value	Cost
Affiliates	986	$2,948	$2,090
Non-Affiliates	7,137	20,745	12,921

Total	8,123	$23,693	$15,011

The weighted average discount per share was 36.64% for shares repurchased during the fiscal year ended September 30, 2021.

4.	Investment Transactions

The cost of securities purchased and proceeds from sales and calls of portfolio securities (in thousands), excluding short-term investments, for the period from October 1, 2021 to March 31, 2022, were as follows:

	Purchases	Sales	Calls and Paydowns
Puerto Rico Obligations	$-	$-	$813
US Obligations	-	-	10,000

	$-	$-	$10,813

As part of its investment policies, the Fund was authorized to invest up to 45% of its total assets in mortgage instruments consisting of whole residential non-conforming mortgage loans (the “Mortgage Loans”), securities issued by grantor trusts in connection with pooled mortgage loans (the “Units”), and participation certificates in pools or mortgage loans (the “Participation Certificates”), all such mortgage loans being originated or acquired by R-G Premier Bank of Puerto Rico (“R-G Premier”) or any of its affiliates. These mortgage loans were serviced by R&G Mortgage Corporation (“R&G Mortgage”), and the payments of principal and interest thereon was (i) advanced to the Fund by R&G Mortgage pursuant to the terms and conditions of certain servicing agreements and (ii) guaranteed by R&G Financial Corporation (“R&G Financial”). The Fund ultimately bore the risk of credit loss upon the foreclosure and sale of any such mortgage loan.

On April 30, 2010 the Office of the Commissioner of Financial Institutions (“OCFI”) and the Federal Deposit Insurance Corporation (“FDIC”) took over R&G Premier Bank and sold its assets to Scotiabank de Puerto Rico pursuant to a certain purchase and assumption agreement. Subsequently, the FDIC requested the transfer of the servicing functions to another party, and effective November 1, 2010, the servicing of such mortgage loans was transferred to Banco Popular de Puerto Rico. The new servicer services the mortgage loans on an actual/actual remittance basis, net of any advances and compensation due to the servicer and is not required to advance principal and interest thereon.

At March 31, 2022, the Fund has $1,463,847 of Units or principal amount outstanding issued under certain grantor trusts secured by fixed rate non-conforming mortgage loans acquired from R&G in fiscal year 2005. The Fund owns 100% of the beneficial interest in those grantor trusts and thus,

US Mortgage-Backed & Income Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the period from October 1, 2021 to March 31, 2022 (Unaudited)

owns 100% of the underlying whole mortgages of each of the trusts. Such units have a fair value of $1,166,377, which represent 3.95% of the net assets applicable to common shareholders at March 31, 2022. The Mortgage Loans underlying these trust securities did not conform at the time of purchase to the guidelines established by the Federal National Mortgage Association (“FNMA”) or Federal Home Loan Mortgage Corporation (“FHLMC”).

R&G Non-Conforming Mortgage Loans Trust securities principal outstanding amount, fair value, and interest income as of March 31, 2022 and September 30, 2021 were as follows:

	March 31, 2022			September 30, 2021
	Principal Outstanding Amount	Fair Value	Interest Income	Principal Outstanding Amount	Fair Value	Interest Income
R&G Non Conforming Mortgage Loans	$1,463,847	$1,166,377	$43,562	$1,533,957	$1,220,476	$95,447

The principal balance of assets of the grantor trust will decrease over time, in large part due to prepayment and foreclosure on the Mortgage Loans. At this time, the remaining mortgages cannot be sold to FNMA or FHLMC and are expected to be held by the Fund until maturity, foreclosure or sale. The trusts include a mechanism whereby Mortgage Loans owned by the trusts that become conforming loans are distributed to the Fund, in order for the Fund to sell or otherwise transfer them to FNMA or FHLMC and maximize their value for the Fund.

Puerto Rico Restructuring Plan Developments:

The Plan of Adjustment of the Commonwealth was deemed effective and consummated on March 15, 2022. It included the Employee Retirement System (“ERS”) Stipulation signed on April 2021 whereby the Commonwealth agreed to purchase ERS assets for $373,000,000 to pay the stipulated cash distributions to the ERS bondholders. As a result, the Fund received its pro-rata share of the stipulated cash payment. As a signatory of the stipulation, the Fund also received its pro-rata share of the plan consummation costs. The proceeds from the ERS bonds were held in cash at the end of the period.

Under the ERS stipulation, the holders of allowed claims on the ERS Bonds received a total of $373 million in cash in settlement of their claims in respect of the ERS Bonds. They were also granted an interest in a trust holding a private equity portfolio owned by ERS. The Fund recognized its pro-rata share of the Private Equity Portfolio as a Plan of Adjustment receivable amounting to $376,894. The Fund did not own any other bonds re-structured by the plan.

5.	Securities Sold Under Repurchase Agreements

There were no securities sold under repurchase agreements outstanding as of March 31, 2022, however, related information is as follows:

Maximum aggregate balance outstanding at any time of the period	$9,850,000

Average balance outstanding during the period	$3,642,198

Average interest rate during the period	0.23%

There was no interest payable on securities sold under repurchase agreements at March 31, 2022.

US Mortgage-Backed & Income Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the period from October 1, 2021 to March 31, 2022 (Unaudited)

6.	Concentration of Credit Risk

Concentration of credit risk that arises from financial instruments exists for groups of customers or counterparties when they have similar economic characteristics that would cause their ability to meet contractual obligations to be similarly affected by changes in economic or other conditions.

The major concentration of credit risk arises from the Fund’s investment securities in relation to the location of the issuers of such investment securities. For calculating concentration, all securities guaranteed by the US Government or any of its subdivisions are excluded. At March 31, 2022, the Fund had investments with an aggregate market value of approximately $4,192,449, which were issued by entities located in the Commonwealth of Puerto Rico and are not guaranteed by the US Government or any of its subdivisions, of which $3,653,503 are issued or guaranteed by the Commonwealth of Puerto Rico or its subdivisions, including Revenue Bonds. In addition, at March 31, 2022, the Fund had investments in Puerto Rico mortgage loans with an aggregate market value amounting to $1,166,377 which were issued by one private issuer located in the Commonwealth of Puerto Rico and not guaranteed by the Commonwealth of Puerto Rico, and investments in Puerto Rico mortgage loans with an aggregate market value amounting to $25,301, which were issued by Credit Suisse and not guaranteed by the US Government. Also, at March 31, 2022, the Fund had investments with an aggregate market value amounting to $1,744,412, which were issued by municipalities located in the United States and not guaranteed by the US Government.

7.	Investment and Other Requirements and Limitations

The Fund is subject to certain requirements and limitations related to investments and leverage. Some of these requirements and limitations are imposed by statute or by regulation, while others are imposed by procedures established by the Board of Directors. The most significant requirements and limitations are discussed below.

While the Fund intends to comply with the above 67% investment requirement as market conditions permit, the Fund’s ability to procure sufficient Puerto Rico securities which meet the Fund’s investment criteria, in the opinion of the Investment Adviser, may be constrained, due to the volatility affecting the Puerto Rico bond market since 2013 and the fact that the Puerto Rico Government currently remains in the process of restructuring its outstanding debt under Title III of the Puerto Rico Oversight, Management, and Economic Stability Act (“PROMESA”) as well as undertaking other fiscal measures to stabilize the Puerto Rico’s economy in accordance with the requirements of PROMESA, and this inability may continue for an indeterminate period of time. To the extent that the Fund is unable to procure sufficient amounts of such Puerto Rico securities, the Fund may acquire investments in securities of non-Puerto Rico issuers which satisfy the Fund’s investment criteria, provided its ability to comply with its tax-exempt policy is not affected, but the Fund will ensure that their investments in Puerto Rico securities will constitute at least 20% of their assets.

The Fund invests, except where the Fund is unable to procure sufficient Puerto Rico Securities that meet the Fund’s investment criteria, in the opinion of the Investment Adviser, or other extraordinary circumstances, up to 33% of its total assets in securities issued by non-Puerto Rico entities. These include securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, non-Puerto Rico mortgage-backed and asset-backed securities, corporate obligations and preferred stock of non-Puerto Rico entities, municipal securities of issuers within the U.S., and other non-Puerto Rico securities that the Investment Adviser may select, consistent with the Fund’s investment objectives and policies.

The Fund must invest at least 80% of its total assets in (i) mortgage instruments which are comprised of whole residential non-conforming mortgage loans, securities issued by grantor trusts in

US Mortgage-Backed & Income Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the period from October 1, 2021 to March 31, 2022 (Unaudited)

connection with pooled mortgage loans, and participation certificates in pools of mortgage loans; (ii) securities issued or guaranteed by the Government National Mortgage Association (“GNMA”) , Federal National Mortgage Association (“FNMA”), Federal Home Loan Mortgage Corporation (“FHLMC”), and/or other mortgage-backed securities and collateralized mortgage obligations collateralized with securities issued or guaranteed by GNMA, FNMA, or FHLMC; and (iii) securities issued or guaranteed by the US Government, its agents and/or instrumentalities.

As its fundamental policy, the Fund may not (i) issue senior securities, as defined in the 1940 Act, except to the extent permitted under the 1940 Act and except as otherwise described in the prospectus, or (ii) borrow money from banks or other entities, in excess of 33 1/3% of its total assets (including the amount of borrowings and debt securities issued); except that, the Fund may borrow from banks or other financial institutions for temporary or emergency purposes (including, among others, financing repurchases of the Notes and tender offers), in an amount of up to an additional 5% of its total assets.

The Fund may issue preferred stock, debt securities and other forms of leverage to the extent that immediately after their issuance, the value of the Fund’s total assets less all the Fund’s liabilities and indebtedness which are not represented by preferred stock, debt securities, or other forms of leverage being issued or already outstanding, is equal to or greater than 200% of the aggregate par value of all outstanding preferred stock (not including any accumulated dividends or other distributions attributable to such preferred stock) and the total amount outstanding of debt securities and other forms of leverage.

8.	Tax Basis of Distributions and Components of Distributable Earnings (Accumulated Losses)

During the period, there were no reclassification of gains and losses related to mortgage-backed security paydowns or reclassifications of swap periodic collections, therefore, the net investment income for tax purposes equals the net investment income per book.

The amount of net unrealized appreciation/(depreciation) and the cost of investment securities for tax purposes was as follows:

Cost of investments for tax purposes	$24,952,893

Gross appreciation	1,257,089
Gross depreciation	(888,142)

Net appreciation/(depreciation)	$368,947

The Fund’s policy, as stated in the Prospectus, is to distribute substantially all net investment income. In order to maintain a stable level of dividends, however, the Fund may at times pay more or less than the net investment income earned in a particular year.

For the period from October 1, 2021 to March 31, 2022, the Fund had distributed from ordinary income $478,912 for tax purposes. The undistributed net investment income at March 31, 2022, was as follows:

Undistributed net investment income for tax purposes at the beginning of the period	$712,281
Net investment income for tax purposes	252,446
Dividends paid to common shareholders	(478,912)

Undistributed net investment income for tax purposes at the end of the period	$485,815

US Mortgage-Backed & Income Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the period from October 1, 2021 to March 31, 2022 (Unaudited)

The undistributed net investment income and components of total distributable earnings (accumulated losses) on a tax basis at March 31, 2022 were as follows:

Undistributed net investment income for tax purposes at the end of the period	$485,815
Accumulated net realized loss from investment	(105,554,823)
Unrealized net appreciation from investment	368,947

Total Distributable Earnings (Accumulated Loss)	$(104,700,061)

9.	Risks and Uncertainties

The Fund is exposed to various types of risks, such as geographic concentration, industry concentration, non-diversification, interest rate, and credit risks, among others.

Puerto Rico Risk. The Fund is exposed to certain risks resulting from the reduced geographic diversification of its portfolio. The Fund’s assets are invested primarily in securities of Puerto Rico issuers. Consequently, the Fund in general is more susceptible to economic, political, regulatory or other factors adversely affecting issuers in Puerto Rico than an investment company that is not so concentrated in Puerto Rico issuers. In addition, securities issued by the Government of the Commonwealth of Puerto Rico or its instrumentalities are affected by the central government’s finances. That includes, but is not limited to, general obligations of Puerto Rico and revenue bonds, special tax bonds, or agency bonds. Over the past few years, many Puerto Rico government bonds as well as the securities issued by several Puerto Rico financial institutions have been downgraded as a result of several factors, including without limitation, the downturn experienced by the Puerto Rico economy and the strained financial condition of the Puerto Rico government. Currently, the Puerto Rico bond market is experiencing a period of volatility, with Puerto Rico bonds trading at historically lower prices and higher yields.

Non-Diversification Risk. A relatively high percentage of the Fund’s assets may be invested in obligations of a limited number of Puerto Rico or other issuers. Consequently, the Fund’s net asset value and its yield may increase or decrease more than that of a more diversified investment company as a result of changes in the market’s assessment of the financial condition and prospects of such Puerto Rico issuers. The Fund may also be more susceptible to any single economic, political, or regulatory occurrence in Puerto Rico than a more widely diversified investment company.

Interest Rate Risk. Interest rate risk is the risk that interest rates will rise, so that the value of the securities issued by the Fund or the Fund’s investments will fall. Current low long-term rates present the risk that interest rates may rise and that as a result, the Fund’s investments will decline in value. Also, the Fund’s yield will tend to lag behind changes in prevailing short-term interest rates. In addition, during periods of rising interest rates, the average life of certain types of securities may be extended because of the right of the issuer to defer payments or make slower than expected principal payments. This may lock in a below market interest rate, increase the security’s duration (the estimated period until the security is paid in full) and reduce the value of the security. This is known as extension risk. The Fund is subject to extension risk. Conversely, during periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled in order to refinance at lower interest rates, forcing the Fund to reinvest in lower yielding securities. This is known as prepayment risk. Prepayment risk applies also to the securities issued by the Fund, to the extent they are redeemable by the Fund. The Fund is subject to prepayment risk. This tendency of issuers to refinance debt with high interest rates during periods of declining interest rates may reduce the positive effect of declining interest rates on the market value of the Fund’s securities. Finally, the Fund’s use of leverage by the issuance of preferred stock, debt securities, and other instruments may increase the risks described above.

US Mortgage-Backed & Income Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the period from October 1, 2021 to March 31, 2022 (Unaudited)

Credit Risk. Credit risk is the risk that debt securities or preferred stock will decline in price or fail to make dividend or interest payments when due because the issuer of the security experiences a decline in its financial condition. The securities issued by the Fund and the Fund’s investments are both subject to credit risk. The risk is greater in the case of securities that are rated below investment grade or rated in the lowest investment grade category.

Risks of Repurchase and Reverse Repurchase Agreements. The Fund may engage in reverse repurchase agreements, which are transactions in which the Fund sells a security to a counterparty and agrees to buy it back at a specified time and price in a specified currency. Reverse repurchase agreements involve the risk that the buyer of the securities sold by the Fund might be unable to deliver the securities when the Fund seeks to repurchase them and may be unable to replace the securities or only at a higher cost. If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may be severely restricted during that extension period. The Fund may also engage in repurchase agreements, which are transactions in which the Fund purchases a security from a counterparty and agrees to sell it back at a specified time and price in a specified currency. If a repurchase agreement counterparty defaults, the Fund may suffer time delays and incur costs or possible losses in connection with the disposition of the securities underlying the repurchase agreement. In the event of a default, instead of the contractual fixed rate of return, the rate of return to the Fund will depend on intervening fluctuations of the market values of the underlying securities and the accrued interest thereon. In such an event, the Fund would have rights against the counterparty for breach of contract with respect to any losses resulting from those market fluctuations.

Mortgage-Backed Securities Risk. Mortgage-backed securities have many of the risks of traditional debt securities but, in general, differ from investments in traditional debt securities in that, among other things, principal may be prepaid at any time due to prepayments by the obligors on the underlying obligations. As a result, the Fund may receive principal repayments on these securities earlier or later than anticipated by the Fund. In the event of prepayments that are received earlier than anticipated, the Fund may be required to reinvest such prepayments at rates that are lower than the anticipated yield of the prepaid obligation. The rate of prepayments is influenced by a variety of economic, geographic, demographic and other factors, including, among others, prevailing mortgage interest rates, local and regional economic conditions and homeowner mobility. Generally, prepayments will increase during periods of declining interest rates and decrease during periods of rising interest rates. The decrease in the rate of prepayments during periods of rising interest rates results in the extension of the duration of mortgage-backed securities, which makes them more sensitive to changes in interest rates and more likely to decline in value (this is known as extension risk). Since a substantial portion of the assets of the Fund may be invested in mortgage-backed securities, the Fund may be subject to these risks and other risks related to such securities to a significant degree, which might cause the market value of the Fund’s investments to fluctuate more than otherwise would be the case. In addition, mortgage-backed or other securities issued or guaranteed by FNMA, FHLMC or a Federal Home Loan Bank are supported only by the credit of these entities and are not supported by the full faith and credit of the U.S.

Illiquid Securities. Illiquid securities are securities that cannot be sold within a reasonable period of time, not to exceed seven days, in the ordinary course of business at approximately the amount at which the Fund has valued the securities. There presently are a limited number of participants in the market for certain Puerto Rico securities or other securities or assets that the Fund may own. That and other factors may cause certain securities to have periods of illiquidity. Illiquid securities include, among other things, securities subject to legal or contractual restrictions on resale that hinder the marketability of the securities. Certain of the securities in which the Fund intends to invest, such as

US Mortgage-Backed & Income Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the period from October 1, 2021 to March 31, 2022 (Unaudited)

shares of preferred stock, may be substantially less liquid than other types of securities in which the Fund may invest. Illiquid securities may trade at a discount from comparable, more liquid investments.

There are no limitations on the Fund’s investment in illiquid securities. The Fund may also continue to hold, without limitation, securities or other assets that become illiquid after the Fund invests in them. To the extent the Fund owns illiquid securities or other illiquid assets, the Fund may not be able to sell them easily, particularly at a time when it is advisable to do so to avoid losses.

Valuation Risk. There may be few or no dealers making a market in certain securities owned by the Fund, particularly with respect to securities of Puerto Rico issuers including, but not limited to, investment companies. Dealers making a market in those securities may not be willing to provide quotations on a regular basis to the Investment Adviser. It may therefore be particularly difficult to value those securities. When market quotations for securities held by the Fund are not readily available from any such independent dealers, the Administrator is responsible for obtaining quotations for such securities from various sources, including the Dealers. As a result, the interests of the Dealers may conflict with those of the Fund as to the price and other terms of transactions among them.

Special Risks of Hedging Strategies. The Fund may use a variety of derivatives instruments including securities options, financials futures contracts, options on futures contracts and other interest rate protection transactions such as swap agreements, to attempt to hedge its portfolio of assets and enhance its return. In particular, the Fund generally uses derivative instruments to hedge against variations in the borrowing cost of the Fund’s leverage program. Successful use of most derivatives instruments depends upon the Investment Adviser’s ability to predict movements of the overall securities and interest rate markets. There is no assurance that any particular hedging strategy adopted will succeed or that the Fund will employ such strategy with respect to all or any portion of its portfolio. Some of the derivative strategies that the Fund may use to enhance its return are riskier than its hedging transactions and have speculative characteristics. Such strategies do not attempt to limit the Fund’s risk of loss.

SEC Rule 18f-4. The SEC has adopted a new rule to regulate the use of derivatives by registered investment companies. The rule limits the ability of the Fund to invest or remain invested in covered call options, to the extent that covered call options are deemed to involve derivatives. From its compliance date going forward, the rule also will limit the Fund’s ability to utilize reverse repurchase agreements. The compliance period for Rule 18f-4 commences August 19, 2022.

Coronavirus and Public Health Emergencies. Coronavirus and Public Health Emergencies. As of the date of this report, there is an outbreak of a novel and highly contagious form of coronavirus (COVID-19) that has resulted in numerous disruptions in financial markets leaving general concern and uncertainty. As COVID-19 continues to spread and mutate, the potential impacts, including a global, regional or other economic recession, are increasingly uncertain and difficult to assess. The extent of the impact of the COVID-19 pandemic, or any public health emergency on the operational and financial performance of the Fund will depend on many factors, including the duration and scope of such public health emergency, the extent of any related travel advisories and restrictions implemented, the impact of such public health emergency on overall supply and demand, goods and services, investor liquidity, consumer confidence and levels of economic activity and the extent of its disruption to important global, regional and local supply chains and economic markets, all of which are highly uncertain and cannot be predicted. The effects of such a public health emergency may materially and adversely impact the value and performance of the Fund’s investments as well as the ability of the Fund to source, manage and divest investments and achieve its investment objectives, all of which could result in significant losses to the Fund. In addition, the operations of each of the Fund, its investments and the Investment Advisers may be significantly impacted, or even halted,

US Mortgage-Backed & Income Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the period from October 1, 2021 to March 31, 2022 (Unaudited)

either temporarily or on a long-term basis, as a result of government quarantine and curfew measures, voluntary and precautionary restrictions on travel or meetings and other factors related to a public health emergency, including its potential adverse impact on the health of the Fund’s or the Investment Advisers’ personnel.

10.	Commitments and Contingencies

The Fund, its Board of Directors, UBSFS, and UBSTC are subject to legal proceedings, claims, and litigation arising in the ordinary course of business. While the outcome of these matters is currently not determinable, management does not expect that the ultimate outcome of these matters will have a material adverse effect on the Fund’s financial position, results of operations or cash flows. Management of UBSFS and UBSTC have informed the Fund of its belief that the resolution of such matters is not likely to have a material adverse effect on the ability of UBS Asset Managers of Puerto Rico and UBSTC to perform under their respective contracts with the Fund.

On February 5, 2014, a shareholder derivative action was filed in Puerto Rico Commonwealth court against the Fund, UBS Financial Services Inc., UBSFS, UBSTC, and all current and certain former Fund directors, alleging that the Fund suffered hundreds of millions of dollars in losses due to alleged mismanagement, concealment of conflicts of interest, and improper recommendations by certain defendants to retail customers to use credit lines to purchase Fund shares. On May 5, 2015, the court denied defendants’ motion to dismiss. The Puerto Rico Court of Appeals and the Puerto Rico Supreme Court denied defendants’ petitions for leave to appeal that decision. On August 24, 2016, defendants answered the complaint. In 2021, the parties reached an agreement to settle this matter for $15 million, subject to court approval. The Fund will record its allocable share of the settlement once all contingencies are resolved and the gain is realizable.

11.	Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses for indemnification and expects the risk of loss to be remote.

12.	Subsequent Events

Events and transactions from April 1, 2022 through May 27, 2022 (the date the semi-annuals were available to be distributed) have been evaluated by management for subsequent events. Management has determined that there were no material events that would require adjustment to or additional disclosure in the Fund’s financial statements through this date, except as disclosed below.

Dividends:

On April 30, 2022, the Board of Directors, acting through the Dividend Committee, declared an ordinary net investment income dividend of $0.00583 per common share, totaling $62,099 and payable on May 10, 2022, to common shareholders of record as of April 30, 2022.

OTHER INFORMATION (Unaudited)

Shareholder Meeting

The Annual Meeting of Shareholders was held on January 27, 2022 (the “Annual Meeting”). The voting results for the proposals considered at the Annual Meeting are as follows:

1.

Election of Directors. The stockholders of the Fund elected Carlos Ubiñas, Vicente León and José J. Villamil to the Board of Directors to serve for a term expiring on the date of which the annual meeting of stockholders is held in 2025, 2024 and 2025, respectively, or until their successors are elected and qualified.

Name of Director	Votes cast “For”	Votes “Against/Withheld”
Carlos Ubiñas	6,186,538	3,855,600
Vicente León	6,066,953	3,975,185
José J. Villamil	6,037,056	4,005,082

1

Statement Regarding Availability of Quarterly Portfolio Schedule

Until the registration under the Securities Act of 1933 becomes effective, the Fund is not required to submit Form NPORT. After registration becomes effective, the Fund will file its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The quarterly schedule of portfolio holdings will be made available upon request by calling 787-250-3600.

2

Statement Regarding Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that are used by the Fund’s investment adviser to vote proxies relating to the Fund’s portfolio securities is available upon request by calling 787-250-3600 and on the website of the Securities and Exchange Commission at http://www.sec.gov.

3

Statement Regarding Availability of Proxy Voting Record

Information regarding how the investment adviser voted proxies relating to portfolio securities during the most recent 6-month period ended June 30 is available upon request by calling 787-250-3600 and on the website of the Securities and Exchange Commission at http://www.sec.gov.

4

INVESTMENT ADVISER

UBS Asset Managers of Puerto Rico,

a division of UBS Trust Company of Puerto Rico

250 Muñoz Rivera Avenue, 10th Floor

San Juan, Puerto Rico 00918

ADMINISTRATOR, TRANSFER AGENT, AND CUSTODIAN

UBS Trust Company of Puerto Rico

250 Muñoz Rivera Avenue, 10th Floor

San Juan, Puerto Rico 00918

U.S. LEGAL COUNSEL

Sidley, Austin, Brown & Wood, LLP

787 Seventh Avenue

New York, New York 10019

INDEPENDENT AUDITORS

Ernst & Young LLP

One Manhattan West,

New York, NY 10001

DIRECTORS AND OFFICERS

Carlos V. Ubiñas

Director, Chairman of the Board and President

Agustín Cabrer-Roig

Director

Carlos Nido

Director

Vicente J. León

Director

Luis M.Pellot-González

Director

Clotilde Pérez

Director

José J. Villamil

Director

Leslie Highley, Jr.

Senior Vice President

William Rivera

First Vice President and Treasurer

Javier Rodríguez

Assistant Vice President and Assistant Treasurer

Heydi Cuadrado

Assistant Vice President

Cary Alsina1

Assistant Vice President

Gustavo Romanach

Assistant Vice President

Liana Loyola, Esq.

Secretary

Remember that:

●	Mutual Fund’s units are not bank deposits or FDIC insured.
●	Mutual Fund’s units are not obligations of or guaranteed by UBS Financial Services Incorporated of Puerto Rico or any of its affiliates.
●	Mutual Fund’s units are subject to investment risks, including possible loss of the principal amount invested.

1 Ms. Alsina resigned from her position as Assistant Vice President effective on August 13, 2021.

(b)        Not applicable.

Item 2. Code of Ethics.

Not applicable to this semi-annual report.

Item 3. Audit Committee Financial Expert.

Not applicable to this semi-annual report.

Item 4. Principal Accountant Fees and Services.

Not applicable to this semi-annual report.

Item 5. Audit Committee of Listed Registrants.

(a)        Not applicable.

(b)        Not applicable.

Item 6. Investments.

(a)        Included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)        Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Item applicable only to annual report on Form N-CSR.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Item applicable only to annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

There were no repurchases by the US Mortgage-Backed & Income Fund for Puerto Rico Residents, Inc. (the “Fund”) for the period October 1, 2021 through March 31, 2022.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors during the period covered by this Form N-CSR filing.

Item 11. Controls and Procedures.

(a)        The Fund’s principal executive and principal financial officers have concluded that the Fund’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, as of a date within 90 days of the filing date of this Form N-CSR based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act) and Rules 13a-15(b) or 15d-15(b) under the 1934 Act).

(b)        There were no changes in the Fund’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a) (1)	Not applicable.

(a) (2)	The certifications required by Rule 30a-2(a) under the 1940 Act is filed herewith.

(a) (3)	Not applicable.

(a)(4)	Not applicable

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

US MORTGAGE-BACKED & INCOME FUND FOR PUERTO RICO RESIDENTS, INC.

By:	/s/ Carlos V. Ubiñas
Carlos V. Ubiñas
President

Date:	June 3, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Carlos V. Ubiñas
Carlos V. Ubiñas
President

Date:	June 3, 2022

By:	/s/ William Rivera
William Rivera
First Vice President and Treasurer

Date:	June 3, 2022